UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 19, 2011, Santander Holdings USA, Inc. (the “Company”) completed the public offer and sale of $500,000,000 aggregate principal amount of its 4.625% Senior Notes due 2016 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture dated April 19, 2011 (the “Senior Debt Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, also dated April 19, 2011 (the “First Supplemental Indenture”), between the Company and the Trustee. The Notes were sold pursuant to an underwriting agreement, dated April 14, 2011 (the “Underwriting Agreement”) between the Company and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co. and J.P. Morgan Securities LLC. The Underwriting Agreement, Senior Debt Indenture, First Supplemental Indenture and form of Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, and 4.3 respectively, and are incorporated into this Item 8.01 by reference.
     The Underwriting Agreement, the Senior Debt Indenture, the First Supplemental Indenture and the Notes are more fully described in the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on April 15, 2011, to the accompanying prospectus filed with the Commission on April 14, 2011 as part of the Company’s Registration Statement on Form S-3 (File No. 333-172807), as amended by Amendment No. 1 thereto (the “Registration Statement”). The foregoing descriptions of the Underwriting Agreement, the Senior Debt Indenture, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.
     This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

1.1	Underwriting Agreement, dated April 14, 2011, between Santander Holdings USA, Inc. and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co. and J.P. Morgan Securities LLC

4.1	Senior Debt Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	First Supplemental Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 4.625% Senior Notes due 2016

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

5.2	Opinion of McGuireWoods LLP

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

By:	/s/ Christopher K. Pfirrman
Name:	Christopher K. Pfirrman
Title:	Assistant Secretary
Dated: April 19, 2011

Exhibit Index

Exhibit
Number	Description

1.1	Underwriting Agreement, dated April 14, 2011, between Santander Holdings USA, Inc. and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co. and J.P. Morgan Securities LLC

4.1	Senior Debt Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.2	First Supplemental Indenture, dated April 19, 2011, between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee

4.3	Form of 4.625% Senior Notes due 2016

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

5.2	Opinion of McGuireWoods LLP

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

23.2	Consent of McGuireWoods LLP (included in Exhibit 5.2)